Capital Growth Management LP (“CGM”), investment adviser to the series of the Registrant, received notice that it had been named as a defendant in the matter of Opioid Master Disbursement Trust II, v. Argos Capital Appreciation Master Fund LP, et. al. filed in the United States Bankruptcy Court for the District of Delaware, case number 20-12522(JTD) (the “Action”). It is anticipated that two of the Funds, CGM Mutual Fund and CGM Focus Fund (the “Subject Funds”), will also be named as a defendants.

The Action seeks to recover, for the benefit of opioid victims and other creditors of Mallinckrodt plc (“Mallinckrodt”), funds that Mallinckrodt is alleged to have wrongfully transferred to its equity owners in exchange for no value at a time when Mallinckrodt was deeply insolvent. Between 2015 and 2018, Mallinckrodt completed buybacks on the open market of its shares which the plaintiff alleges to have been worthless, and the plaintiff seeks to recoup sales proceeds received by those that sold Mallinckrodt shares in the open market to Mallinckrodt during the specified period. The Subject Funds believe that they have valid defenses against the plaintiff’s claims.

Trustees voted to liquidate the subject Funds on September 28, 2022, the Notice of the Action was received on October 17, 2022, and the subject Funds ceased operations on November 30, 2022 (the "Liquidation Date"). Each Subject Fund established a reserve (the “Reserves”) in an amount believed to be sufficient to cover its potential liabilities and expenses reasonably expected to be incurred by the Subject Fund in connection with the Action. Each Subject Fund’s Reserve represented [less than 0.5%] of the assets of the Subject Fund.

In order to facilitate the dissolution of each Subject Fund, the Board of Trustees of the Registrant established a liquidating trust for each Subject Fund (the “Liquidating Trusts”) for the purpose of resolving any claims against the Subject Funds and paying costs and expenses of the Subject Funds arising in connection with the Action. On the Liquidation Date, the Reserves were transferred to the Liquidating Trusts, and the shareholders of each Subject Fund were paid a liquidating distribution in the amount of the Subject Fund’s net asset value.

The Reserves held by the Liquidating Trusts are held in cash accounts with the Subject Funds’ custodian and are not being invested in securities. Following payment by the Liquidating Trusts of any liabilities and expenses incurred on behalf of the Subject Funds in connection with the Action, any remaining portions of the Reserves are to be distributed on a pro rata basis to shareholders of record of the Subject Funds as of the Liquidation Date.